UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2024

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40766	82-0497368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

369 Inverness Parkway, Suite 350, Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

(720) 340-4949

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LWLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 9, 2024, Lightwave Logic, Inc., a Nevada corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-281059) (the “Registration Statement”) registering shares of the Company’s common stock, par value $0.001 per share (the “Purchase Shares”), issuable pursuant to its purchase agreement dated February 28, 2023 with Lincoln Park Capital Fund, LLC (the “Purchase Agreement”). Snell & Wilmer, L.L.P., special counsel to the Company, has issued a legal opinion relating to the Purchase Shares issuable under the Purchase Agreement. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Further, on August 9, 2024, the Company filed a prospectus supplement with the SEC to the Registration Statement registering shares of the Company’s common stock, par value $0.001 per share (the “Sales Shares”), issuable pursuant to its sales agreement dated December 9, 2022 with Roth Capital Partners, LLC as agent (the “Sales Agreement”). Snell & Wilmer, L.L.P. has issued a legal opinion relating to the Sales Shares issuable under the Sales Agreement. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.2 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description	Location
5.1	Opinion of Snell & Wilmer, L.L.P., pursuant to Purchase Agreement	Filed herewith
5.2	Opinion of Snell & Wilmer, L.L.P., pursuant to Sales Agreement	Filed herewith
23.1	Consent of Snell & Wilmer, L.L.P. pursuant to Purchase Agreement	Contained in Exhibit 5.1
23.2	Opinion of Snell & Wilmer, L.L.P., pursuant to Sales Agreement	Contained in Exhibit 5.2
104	Cover Page Interactive Data File	(embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	President

Dated: August 12, 2024